ESSEX AGGRESSIVE GROWTH FUND

              ANNUAL REPORT
            OCTOBER 31, 2001



           TABLE OF CONTENTS


                                                  Begins
                                                  on page
                                                  -------

LETTER TO SHAREHOLDERS -----------------------------  1
PORTFOLIO MANAGER COMMENTS -------------------------  3
SUMMARY OF INDUSTRY WEIGHTINGS AND
  TOP TEN HOLDINGS ---------------------------------  5
SCHEDULE OF PORTFOLIO INVESTMENTS ------------------  6
  DETAILED PORTFOLIO LISTINGS BY SECURITY TYPE AND
  INDUSTRY SECTION AS VALUED AT OCTOBER 31, 2001
FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities --------------  8
   FUND BALANCE SHEET, NET ASSET VALUE (NAV) PER
   SHARE COMPUTATION AND CUMULATIVE UNDISTRIBUTED
   AMOUNTS
  Statements of Operations -------------------------  9
   DETAIL OF SOURCES OF INCOME, FUND EXPENSES, AND
   REALIZED AND UNREALIZED GAINS (LOSSES) DURING
   THE YEAR
  Statements of Changes in Net Assets -------------- 10
FINANCIAL HIGHLIGHTS ------------------------------- 11
   HISTORICAL NET ASSET VALUES PER SHARE, TOTAL
   RETURNS, EXPENSE RATIOS, TURNOVER RATIOS AND
   NET ASSETS
NOTES TO FINANCIAL STATEMENTS ---------------------- 12
   ACCOUNTING AND DISTRIBUTION POLICIES, DETAILS
   AGREEMENTS AND TRANSACTIONS WITH FUND MANAGEMENT
   AND AFFILIATES
REPORT OF INDEPENDENT ACCOUNTANTS ------------------ 16


Dear Fellow Shareholders:

     We, like all civilized people, were shocked and saddened on September 11th, as we watched innocent people suffer and perish as a result of the terrorist attacks.
Our thoughts, prayers and sympathies are directed to all the world during this hostile period, but particularly to those who have been directly affected. Our sincerest appreciation and admiration are directed to those who did and/or continue to risk their lives to help others in need over the past few months.

     While the most profound and important effects of the recent terrorist attacks are personal, we, as stewards of your investment, must also focus on the economic and financial consequences. The economic slowdown and accompanying financial market turbulence that began in early 2000 and worsened throughout 2001 was merely exacerbated by the events of September 11th and the destructive activities that have continued in various forms since then. The extremely fertile business environment that we experienced throughout the late nineties, where low inflation, high employment, rising productivity, falling interest rates and favorable demographic trends all contributed to a virtuous economic cycle, encouraged investors and business leaders to rapidly build up capacity in all manner of businesses. This was especially true in the technology and communication arenas where demand was clearly accelerating and investors' willingness to put their ever rising wealth at risk drove the cost of capital to all time lows. In fact, business leaders had no good incentive to refrain from the rapid build out, and those that did were at serious risk of being driven to obsolescence, acquired by an aggressive upstart or fired.
Despite what is plainly clear in hindsight, many very intelligent people made many bad decisions that were quite rational and even possibly unavoidable given the environment they were in at the time. This is a business cycle, and as usual, just as it started to seem that technology and education would enable us to avoid such things, the virtuous cycle sputtered. Even though it is typical in many respects, as always, the cycle is somewhat different this time around. The recent terrorist attacks, the additional costs and resources that will be expended in order to heighten security, and the prospect of an extended military conflict have added more uncertainty to the shape and duration of the current cycle.

     Recent statistics suggest that the U.S. economy is in its first recession since 1990-1991. The depth of the recession will not be known until after the fact, but it occurs at a particularly poor time because there is little economic demand from any of the other developed nations.
Japan's economy may be in its fourth recession in a decade and Europe's growth, slow to begin with, has been impacted by a drop in U.S. demand. Thus, the economic backdrop at the end of October was as bad as it has been for some time.
There have been some positive economic developments, mostly prospective. The U.S. government and several central banks jointly adopted very stimulative positions. In addition, the resiliency of the U.S. financial system in the face of such a tragedy was a significant plus. Although the U.S.
financial markets did shut down for their longest duration since 1918, all systems functioned appropriately when they reopened. It also appeared that the worst of the technology inventory glut has been worked through, which means that when demand picks up again, production should ramp up as well.

     Not surprisingly, given the economic backdrop, the financial markets have, in many respects, reversed. High growth, high risk, new economy stocks that had been high flyers until 2000 have been decimated, the businesses often starving for cash and unable to scour up relief from the capital markets. On the other hand, steadily profitable, old economy companies have fared much better. Meanwhile, most fixed-income investments have performed rather well.
As a result of the Federal Reserve's aggressive easing, short-term and intermediate-term interest rates have fallen significantly in 2001. While we noted in our last report that the flatly shaped yield curve present in early and mid-2000 was correctly forecasting a slowing economy, the recent steepening of the curve portends a more positive economic environment going forward.

     As a result of its focus on rapidly growing companies, the Essex Aggressive Growth Fund declined significantly over the past one year period modestly underperforming the Russell 1000 Growth Index. A detailed review of the Fund's performance along with the portfolio manager's outlook going forward is included within this report, in addition to detailed portfolio listings and financial statements for the Fund. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersamg.com.

     We thank you for your investment in Managers AMG
Funds.

Sincerely,

/s/Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds

-----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
Portfolio Manager Comments
-----------------------------------------------------------

Although performance of the Fund for the first year of its existence was outstanding by any absolute or relative measurement, the second year was diametrically opposite.
Since the Fund's inception, however, we have been able to outperform our benchmarks in a very difficult environment.
The chart below compares a hypothetical $10,000 investment made in Essex Aggressive Growth Fund on November 1, 1999,
(commencement of operations), to a $10,000 investment made in the S&P 500 and the Russell 1000 Growth Index for the same time period assuming reinvestment of dividends.


Value of $10,000 Investment

               Essex Aggressive                         Russell 1000
 Date            Growth Fund            S&P 500           Growth
------         ----------------         -------         ------------

31-Oct-00	       $10,000              $10,000           $10,000
31-Oct-01	       $16,940              $10,678           $11,000
01-Nov-99  	       $ 8,850              $ 8,019           $ 6,606



              AVERAGE ANNUAL TOTAL RETURNS:

                                  ONE               SINCE
                                  YEAR            INCEPTION
                                  ----            ---------

Essex Aggressive Growth Fund     -47.76%            -5.93%
S&P 500                          -24.89%           -10.45%
Russell 1000 Growth              -39.95%           -18.72%


     While there are any number of reasons for the poor performance this past year, the bottom line is that we overstayed our welcome in the technology area and became more defensive too late into the decline.

     As you know Essex attempts to isolate secular changes and implement those decisions by investing in companies whose sales and earnings are growing at a rapid rate. With the U.S. economy in free fall for the year 2001 there were not many sectors that demonstrated rapid growth. In fact, while earnings growth in the range of 50% was possible for many companies in 2000, we had to lower our growth thresholds down to 10%-15% in 2001. As a result, our portfolio held larger cash positions than normal, as well as heavier concentrations in consumer non-durable companies and medical stocks - all defensive areas.

-----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
Portfolio Manager Comments (continued)
-----------------------------------------------------------

     The recessionary trends that existed prior to September 11th were exacerbated by the tragic events that day. While this confirmed the downturn both in capital and consumer spending, it represented a change that has resulted in opportunities for growth in new areas. These areas encompass security in its broadest sense, videoconferencing, and prevention against bio-terrorism.
Spending in these sectors will aid a number of companies, but unfortunately will cost both the government and companies money that will probably not be recaptured and therefore lead to reduced productivity. Another effect of September 11th was the tendency of the consumer to avoid travel and focus more on home activities - the "cocooning" effect. This resulted in investment in companies that benefit from this such as retailers of home entertainment along with cable and broadcasting companies.

     The portfolio is now structured with a balance among the faster growth sectors that have evolved after September
11th, the dynamic biotech and medical stocks, and the more defensive consumer staple companies. The cash we held during the third quarter has been put to work and we are encouraged by the number of companies whose stocks are now meeting our growth criteria.

CUMULATIVE TOTAL RETURN PERFORMANCE

     Essex Aggressive Growth Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500
Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000
Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion. The Russell 1000 Growth
Index is a subset of the Russell 1000 Index containing just those securities that Russell classifies as "growth" using its proprietary classification rules. The Index assumes reinvestment of dividends.

        ESSEX AGGRESSIVE GROWTH FUND
             October 31, 2001
-----------------------------------------------------
SUMMARY OF INDUSTRY WEIGHTINGS (unaudited)
-----------------------------------------------------

                           PERCENTAGE OF       PERCENTAGE OF
MAJOR SECTORS                NET ASSETS            S&P 500
-------------              -------------       -------------
Health Care                    44.4 %               15.2 %
Information Technology         13.4                 16.5
Consumer Discretionary         12.5                 12.1
Consumer Staples                9.2                  8.8
Financials                      7.6                 17.8
Industrials                     3.7                 10.7
Energy                           -                   6.9
Materials                        -                   2.7
Telecommunication Services       -                   5.8
Utilities                        -                   3.5
Cash & Equivalents              9.2                   -


-----------------------------------------------------
TOP TEN HOLDINGS (unaudited)
-----------------------------------------------------


                                      PERCENTAGE OF
SECURITY NAME                           NET ASSETS
-------------                         -------------
Charles River Laboratories
  International, Inc.                      5.1 %
Affymetrix, Inc.                           3.7
AmerisourceBergen Corp.                    3.7
The Procter & Gamble Co.                   3.5
American International Group, Inc.         3.4
Colgate-Palmolive Co.                      3.4
Willis Group Holdings LTD                  3.3
Medtronic, Inc.                            3.2
McDonald's Corp.                           3.1
Microsoft Corp.                            3.1
                                          -----
     Top Ten as a Group                   35.5 %
                                          =====


-----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2001
-----------------------------------------------------------

---------------------------------------------------------------------------
                                                      SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 90.8%

CONSUMER DISCRETIONARY - 12.5%
AOL Time Warner, Inc.*                               127,000      3,963,670
Comcast Corp., Special Class A, non-voting shares*    74,800      2,680,832
Gemstar-TV Guide International, Inc.*                133,700      2,710,099
McDonald's Corp.                                     156,400      4,077,348
Viacom, Inc., Class B*                                83,500      3,048,585
                                                                -----------
  TOTAL CONSUMER DISCRETIONARY                                   16,480,534
                                                                -----------
CONSUMER STAPLES - 9.2%
Colgate-Palmolive Co.                                 76,800      4,417,536
Gillette Co.                                         100,400      3,121,436
Procter & Gamble Co., The                             61,700      4,552,226
                                                                -----------
  TOTAL CONSUMER STAPLES                                         12,091,198
                                                                -----------
FINANCIALS - 7.6%
American International Group, Inc.                    57,450      4,515,570
The Principal Financial Group, Inc.*                  48,000      1,080,000
Willis Group Holdings LTD*                           188,500      4,390,165
                                                                -----------
TOTAL FINANCIALS                                                  9,985,735
                                                                -----------
HEALTH CARE - 44.4%
Acambis plc, Sponsored ADR*                           78,900      2,908,751
Affymetrix, Inc.*                                    160,000      4,808,000
AmerisourceBergen Corp.*                              75,500      4,798,780
Amgen, Inc.*                                          60,600      3,443,292
Baxter International, Inc.                            52,600      2,544,262
Becton, Dickinson & Co.                               96,400      3,451,120
Charles River Laboratories International, Inc.*      200,000      6,720,000
Esperion Therapeutics, Inc.*                         355,300      2,327,215
ICN Pharmaceuticals, Inc.                             98,300      2,379,843
Immunomedics, Inc.*                                  162,200      2,968,260
InterMune, Inc.*                                      52,200      2,279,574
Medtronic, Inc.                                      102,800      4,142,840
Pfizer, Inc.                                          70,000      2,933,000
Protein Design Labs, Inc.*                           110,200      3,637,702
Specialty Laboratories, Inc.*                        138,700      3,995,947
STERIS Corp.*                                        117,600      2,634,240
Watson Pharmaceuticals, Inc.*                         48,900      2,331,552
                                                                -----------
TOTAL HEALTH CARE                                                58,304,378
                                                                -----------
INDUSTRIALS - 3.7%
Armor Holdings, Inc.*                                 63,200      1,534,496
Caterpillar, Inc.                                     75,200      3,362,944
                                                                -----------
TOTAL INDUSTRIALS                                                 4,897,440
                                                                -----------
INFORMATION TECHNOLOGY - 13.4%
ARM Holdings plc, Sponsored ADR*                     249,500      3,842,300
Microsoft Corp.*                                      70,000      4,070,500
Polycom, Inc.*                                       107,200      3,213,856
Renaissance Learning, Inc.*                           86,100      2,816,331
The Titan Corp.*                                     137,500      3,592,875
                                                                -----------
TOTAL INFORMATION TECHNOLOGY                                     17,535,862
                                                                -----------


The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
----------------------------------------------------------


                                                      SHARES            VALUE
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(cost $116,114,714)                                                 $119,295,147
                                                                    ------------
OTHER INVESTMENT COMPANIES - 2.3%
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 2.66%                  2,127,895         2,127,895
Navigator Securities Lending Prime Portfolio, 2.89%    919,274           919,274
                                                                    ------------
TOTAL OTHER INVESTMENT COMPANIES (COST $3,547,614)                     3,047,169
                                                                    ------------
TOTAL INVESTMENTS - 93.1%
(cost $119,161,883)                                                  122,342,316
OTHER ASSETS, LESS LIABILITIES - 6.9%                                  9,087,235
                                                                    ------------
NET ASSETS - 100.0%                                                 $131,429,551
                                                                    ============


Note: Based on the cost of investments of $119,161,883 for Federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation and depreciation were $9,528,542 and $6,348,109, respectively, resulting in net unrealized appreciation of investments of $3,180,433.

*  Non-income-producing securities.

1	Some of these shares, amounting to a market value
       of $889,027, or 0.7% of net assets, were out on loan to various brokers.

2	Yields shown for these investment companies
       represent the October 31, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

3	Collateral received from brokers for securities
       lending was invested in this short-term investment.

INVESTMENTS ABBREVIATIONS:
ADR:  Securities whose value is determined or
      significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary
      Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
-------------------------------------------------------------


ASSETS:
  Investments at value                              $122,342,316
  Cash                                                 1,739,021
  Receivable for investments sold                      9,469,883
  Receivable for Fund shares sold                         22,435
  Dividends, interest and other receivables               89,621
  Prepaid expenses                                        28,090
                                                    ------------
    Total assets                                     133,691,366
                                                    ------------
LIABILITIES:
  Payable for investments purchased                      967,626
  Payable upon return of securities loaned               919,274
  Payable for Fund shares repurchased                    178,814
  Accrued expenses:
    Investment advisory and management fee               106,033
    Other                                                 90,068
                                                    ------------
    Total liabilities                                  2,261,815
                                                    ------------
NET ASSETS                                          $131,429,551
                                                    ============
Shares outstanding                                    14,848,461
                                                    ============
Net asset value, offering and redemption
  price per share                                          $8.85
                                                          ======
NET ASSETS REPRESENT:
  Paid-in capital                                   $229,054,654
  Accumulated net realized loss from investments    (100,805,536)
  Net unrealized appreciation of investments           3,180,433
                                                    ------------
NET ASSETS                                          $131,429,551
                                                    ============
  Investments at cost                               $119,161,883


The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
For the fiscal year ended October 31, 2001
-------------------------------------------------------------

INVESTMENT INCOME:
  Interest income                                       $769,799
  Dividend income                                        579,041
  Securities lending fees                                 38,930
                                                    ------------
    Total investment income                            1,387,770
                                                    ------------
EXPENSES:
  Investment advisory and management fees              2,001,597
  Professional fees                                       92,267
  Transfer agent                                          70,948
  Custodian                                               63,694
  Registration fees                                       41,677
  Trustees fees                                           25,409
  Insurance                                                7,445
  Miscellaneous                                           16,247
                                                    ------------
    Total expenses before expense offsets              2,319,284
  Less: Expense reimbursement                           (114,721)
        Expense reduction                                 (2,807)
                                                    ------------
  Net expenses                                         2,201,756
                                                    ------------
    Net investment loss                                 (813,986)
                                                    ------------
NET REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments                   (94,443,427)
  Net unrealized depreciation of investments         (60,895,420)
                                                    ------------
  Net realized and unrealized loss                  (155,338,847)
                                                    ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $(156,152,833)
                                                   =============

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended October 31,
------------------------------------------------------------


2001	2000
                                                 -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment loss                          $  (813,986)   $ (1,217,292)
    Net realized loss on investments             (94,443,427)    (21,727,516)
    Net unrealized appreciation
      (depreciation) of investments              (60,895,420)     64,075,853
                                                ------------    ------------
    Net increase (decrease) in net
      assets resulting from operations          (156,152,833)     41,131,045
                                                ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  53,032,120     371,914,762
    Cost of shares repurchased                   (98,032,008)    (80,563,535)
                                                ------------    ------------
    Net increase (decrease) from
      capital share transactions                 (44,999,888)    291,351,227
                                                ------------    ------------
    Total increase (decrease)
      in net assets                             (201,152,721)    332,482,272
                                                ------------    ------------
NET ASSETS:
  Beginning of year                              332,582,272         100,000
                                                ------------    ------------
  End of year                                   $131,429,551    $332,582,272
                                                ============    ============
End of year undistributed
  net investment income                               -               -
----------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Sale of shares                                   4,359,923      24,758,447
  Shares repurchased                              (9,145,483)     (5,134,426)
                                                ------------    ------------
    Net increase (decrease) in shares             (4,785,560)     19,624,021
                                                ============    ============


The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended October 31,
-----------------------------------------------------------


2001	2000
                                                ------------    ------------

NET ASSET VALUE, BEGINNING OF YEAR                    $16.94          $10.00
                                                ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.05)          (0.06)
  Net realized and unrealized gain
    (loss) on investments                              (8.04)           7.00
                                                ------------    ------------
    Total from investment operations                   (8.09)           6.94
                                                ------------    ------------
NET ASSET VALUE, END OF YEAR                           $8.85          $16.94
                                                ============    ============
----------------------------------------------------------------------------
Total Return (a) (47.76)% 69.40%
============================================================================
Ratio of net expenses to average net assets             1.10%           1.10%
Ratio of net investment loss
  to average net assets                                (0.41)%         (0.49)%
Portfolio turnover                                       212%            160%
Net assets at end of year (000's omitted)           $131,430        $332,582
============================================================================
Ratios absent expense offsets (b):
Ratio of total expenses to average net assets           1.16%           1.13%
Ratio of net investment loss
  to average net assets                                (0.47)%         (0.52)%
=============================================================================

(a) Total return would have been less absent the expense offsets.
(b) Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

----------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
----------------------------------------------------------
(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is an equity fund, the Essex Aggressive Growth Fund (the "Fund").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date.
Dividend income on foreign securities is recorded net of any withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly

-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------
attributed to the Fund are apportioned among the funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. The Fund has a "balance credit" agreement with the custodian bank whereby the Fund is credited with an interest factor equal to 75% of the nightly Fed Funds
Rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the fiscal year ended
October 31, 2001, the custody expense was reduced under this agreement by $2,807.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
As of October 31, 2001, the Fund had accumulated net realized capital loss carryovers of $6,517,686 and $94,287,850. These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2008 and 2009, respectively.

(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes for the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares are based on the valuation of those securities in accordance with the Fund's policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2001, one unaffiliated omnibus shareholder individually held 14% of the outstanding shares of the Fund.

----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------
(h) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal
Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated
Managers Group, Inc. ("AMG"), serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Fund is distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Fund's investment portfolio is managed by Essex Investment Management Company, LLC
("Essex"), which serves pursuant to a Sub-Advisory
Agreement by and between the Investment Manager and Essex with respect to the Fund. AMG indirectly owns a majority interest in Essex. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment
Manager, AMG and/or MDI.

The Fund is obligated by its Investment Management
Agreement to pay monthly a management fee to the Investment
Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays
Essex 1.00% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment
Management Agreement with the Fund, the Investment
Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least October 31, 2001, to reimburse the Fund to the extent total annual operating expenses of the Fund exceed 1.10% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund's total operating expenses in any such future year to exceed 1.10% of the Fund's average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the manage-ment fee. For the period November 1, 1999 (commencement of operations), through October 31, 2001, the Investment
Manager reimbursed the Fund $168,747.

-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------
The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. Prior to September 6, 2001 the aggregate annual fee was $4,000. The
Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Fund has entered into a distribution agreement with MDI, to act as distributor of the Fund. The Fund has adopted a distribution plan to pay for the marketing of the Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees may authorize payments to MDI at an annual rate of up to 0.25% of the Fund's average daily net assets. The Trustees have not authorized the payment of any fees to date.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2001, were $397,222,483 and $439,017,661, respectively. There were no purchases or sales of U.S. Government securities.

(4) PORTFOLIO SECURITIES LOANED
The Fund may participate in a securities lending program providing for the lending of equity, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received, in the form of cash is invested temporarily in institutional money market funds by the custodian.
Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) SUBSEQUENT EVENT
On December 6, 2001, the Board of Trustees authorized the establishment of a second class of shares representing interests in the Funds.

-----------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------
To the Board of Trustees of Managers AMG Funds and the
Shareholders of Essex Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Aggressive Growth Fund (the "Fund") at
October 31, 2001, and the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001

         [MANAGERS AMG FUNDS LOGO]

INVESTMENT MANAGER
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski
*Interested person


This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling
1-800-835-3879. Distributed by Managers Distributors, Inc., a NASD member.

          WWW.MANAGERSAMG.COM